AMB Property Corporation

SUPPLEMENTAL ANALYST PACKAGE

FOURTH QUARTER 2004 EARNINGS CONFERENCE CALL

FEBRUARY 2, 2005

Paris Roissy Charles de Gaulle Airport
AMB CDG Cargo Center
AMB

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

TABLE OF CONTENTS

Financial Highlights	1
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Funds from Operations	4
Adjusted EBITDA and Coverage Ratios	5
Supplemental Cash Flow Information	6
Industrial Operating and Leasing Statistics	7
Industrial Market Operating Statistics	8
Industrial Portfolio Overview	9
Industrial Lease Expirations	10
Top 25 Customers	11
Historical Industrial Operating and Leasing Statistics	12
Acquisitions	13
Dispositions	14
Private Capital Joint Venture Activity	15
New Development & Renovation Projects	16
Development & Renovation Projects in Process	17
Development & Renovation Projects Stabilized, Sold or Contributed	19
Completed Development Projects Available for Sale or Contribution	20
Capitalization Summary	21
Co-Investment Consolidated Joint Ventures	22
Other Consolidated Joint Ventures	23
Unconsolidated Joint Ventures, Mortgage Investments and Other Investments	24
Reporting Definitions	25
Supplemental Financial Measures Disclosures	26
AMB Property Corporation Contacts	27

In the prior quarter, management restated AMB’s previously issued financial statements for the years ended December 31, 2003, 2002 and 2001 filed on Form 10-K/A and for the quarters ended March 31, 2004 and June 30, 2004 filed on Form 10-Q/A to reflect additional depreciation expense. The restatement affected the Company’s depreciation expense, net income and earnings per share for the prior periods. The net impact of the restatement of depreciation expense on earnings per share results reduced EPS by $0.02 from $1.43 to $1.41 for 2001; by $0.04 from $1.37 to $1.33 for 2002 and by $0.06 from $1.47 to $1.41 for 2003. This restatement of depreciation expense did not impact the Company’s previously reported funds from operations (FFO) per fully diluted share and unit as, in accordance with NAREIT’s FFO definition, the Company adds back real estate-related depreciation to calculate FFO. Please see the Company’s October 12, 2004 earnings press release, its annual report for the year ended December 31, 2003 in Amendment No. 2 on Form 10-K/A, its quarterly report for the quarter ended March 31, 2004 in Amendment No. 1 on Form 10-Q/A and its quarterly report for the quarter ended June 30, 2004 in Amendment No. 1 on Form 10-Q/A for more detail.

Cover:   AMB CDG Cargo Center is a modern 501,000 square foot (46,525 square meter) on-airport cargo facility located at Paris Roissy Charles de Gaulle Airport. The property was acquired in October 2004 and is 100% leased to La Poste, Europe’s second largest postal service and AMB’s fifth largest customer.

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SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

FINANCIAL HIGHLIGHTS
(dollars in thousands, except share data)

	Quarters Ended December 31,					Years Ended December 31,
	2004		Change	2003		2004		Change	2003
Operating Data
Revenues	$174,368		11.3%	$156,735		$665,689		13.5%	$586,629
Adjusted EBITDA (1)	129,121		3.6%	124,631		490,630		6.0%	463,005
Net income available to common stockholders (restated) (3)	56,152		121.7%	25,325		118,340		1.4%	116,716
FFO (2)	56,285		8.5%	51,865		207,314		11.1%	186,666
Per diluted share and unit:
EPS (restated) (3)	$0.65		116.7%	$0.30		$1.39		(1.4%)	$1.41
FFO (2)	0.62		5.1%	0.59		2.30		8.0%	2.13
Dividends per common share	0.425		2.4%	0.415		1.70		2.4%	1.66

Ratios
Interest coverage (1)	3.2	x		3.2	x	3.0	x		3.1	x
Fixed charge coverage (1)	2.4	x		2.6	x	2.3	x		2.4	x
FFO payout	69%			70%		74%			78%

	As of
	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Capitalization
AMB’s share of total debt (4)	$2,395,046	$2,581,627	$2,363,536	$2,128,464	1,954,314
Preferred equity	392,325	392,325	355,846	355,846	355,846
Market equity	3,554,108	3,245,525	3,026,532	3,246,769	2,845,984

Total capitalization	$6,341,479	$6,219,477	$5,745,914	$5,731,079	5,156,144

Ratios
AMB’s share of total debt-to-total book capitalization (restated) (3)(4)	54.0%	56.3%	54.6%	51.8%	49.6%
AMB’s share of total debt-to-total market capitalization (4)	37.8%	41.5%	41.1%	37.1%	37.9%
Total common shares and units outstanding	87,994,744	87,669,504	87,396,245	87,349,167	86,556,703

(1)	See the footnotes to the Adjusted EBITDA and Coverage Ratios.
(2)	See the footnotes to the Consolidated Statements of Funds from Operations.
(3)	See Table of Contents for discussion of restated amounts for prior periods.
(4)	See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	As of
	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
			(Restated) (1)	(Restated) (1)	(Restated) (1)
Assets

Investments in real estate:
Total investments in properties	$6,526,144	$6,302,529	$6,051,308	$5,730,654	$5,491,707
Accumulated depreciation	(615,646)	(595,438)	(560,877)	(524,115)	(485,559)

Net investments in properties	5,910,498	5,707,091	5,490,431	5,206,539	5,006,148
Investment in unconsolidated joint ventures	55,166	48,601	52,579	54,006	52,009
Properties held for contribution, net	—	11,854	11,143	—	—
Properties held for divestiture, net	87,340	59,924	39,246	9,628	11,751

Net investments in real estate	6,053,004	5,827,470	5,593,399	5,270,173	5,069,908
Cash and cash equivalents	146,593	174,323	146,136	150,903	156,663
Mortgages receivable	13,738	23,068	23,594	23,620	43,145
Accounts receivable, net	109,028	102,078	96,524	92,081	88,452
Other assets	64,580	94,711	76,958	69,669	51,391

Total assets	$6,386,943	$6,221,650	$5,936,611	$5,606,446	$5,409,559

Liabilities and Stockholders’ Equity

Secured debt	$1,892,524	$1,617,944	$1,552,084	$1,457,630	$1,363,890
Unsecured senior debt securities	1,003,940	1,025,000	1,025,000	1,025,000	925,000
Unsecured debt	9,028	9,182	9,334	9,482	9,628
Unsecured credit facilities	351,699	583,864	428,502	261,369	275,739
Accounts payable and other liabilities	262,286	278,350	256,574	208,614	187,095

Total liabilities	3,519,477	3,514,340	3,271,494	2,962,095	2,761,352
Minority interests:
Joint venture partners	828,622	701,639	698,549	662,235	658,723
Preferred unitholders	278,378	278,378	241,899	241,873	241,899
Limited partnership unitholders	89,326	88,026	88,190	89,036	90,448

Total minority interests	1,196,326	1,068,043	1,028,638	993,144	991,070
Stockholders’ equity:
Common stock	1,567,936	1,536,063	1,533,275	1,547,995	1,553,764
Preferred stock	103,204	103,204	103,204	103,212	103,373

Total stockholders’ equity	1,671,140	1,639,267	1,636,479	1,651,207	1,657,137

Total liabilities and stockholders’ equity	$6,386,943	$6,221,650	$5,936,611	$5,606,446	$5,409,559

(1)	See Table of Contents for discussion of restated amounts for prior periods.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands, except share data)

	For the Quarters Ended		For the Years Ended
	December 31,		December 31,
	2004	2003	2004	2003
		(Restated) (1)		(Restated) (1)
Revenues
Rental revenues	$169,550	$151,242	$652,794	$573,292
Private capital income	4,818	5,493	12,895	13,337

Total revenues	174,368	156,735	665,689	586,629

Costs and expenses
Property operating costs	(43,431)	(39,699)	(168,506)	(152,023)
Depreciation and amortization	(43,168)	(34,823)	(160,026)	(132,167)
Impairment losses	—	—	—	(5,251)
General and administrative	(13,987)	(12,234)	(58,956)	(46,429)
Fund costs	(1,004)	(186)	(1,741)	(825)

Total costs and expenses	(101,590)	(86,942)	(389,229)	(336,695)

Operating income	72,778	69,793	276,460	249,934

Other income and expenses
Equity in earnings of unconsolidated joint ventures	525	1,223	3,781	5,445
Interest income and other, net	682	865	3,958	4,009
Gains from dispositions of real estate	5,219	—	5,219	7,429
Development profits, net of taxes	3,772	8,929	8,528	14,441
Interest expense, including amortization	(39,401)	(38,537)	(157,852)	(146,230)

Total other income and expenses	(29,203)	(27,520)	(136,366)	(114,906)

Income before minority interests and discontinued operations	43,575	42,273	140,094	135,028

Minority interests’ share of income:
Joint venture partners’ share of income	(10,000)	(7,972)	(37,817)	(31,726)
Joint venture partners’ share of development profits	(64)	(4,996)	(958)	(8,442)
Preferred unitholders	(5,395)	(5,534)	(20,161)	(24,607)
Limited partnership unitholders	(970)	(888)	(3,318)	(2,890)

Total minority interests’ share of income	(16,429)	(19,390)	(62,254)	(67,665)

Income from continuing operations	27,146	22,883	77,840	67,363

Discontinued operations:
Income attributable to discontinued operations, net of minority interests	1,108	2,078	5,626	18,869
Gain from disposition of real estate, net of minority interests	29,680	3,317	42,005	42,896

Total discontinued operations	30,788	5,395	47,631	61,765

Net income	57,934	28,278	125,471	129,128
Preferred stock dividends	(1,782)	(1,211)	(7,131)	(6,999)
Preferred stock unit issuance costs	—	(1,742)	—	(5,413)

Net income available to common stockholders	$56,152	$25,325	$118,340	$116,716

Net income per common share (diluted)	$0.65	$0.30	$1.39	$1.41

Weighted average common shares (diluted)	86,263,305	83,667,798	85,368,626	82,852,528

(1)	See Table of Contents for discussion of restated amounts for prior periods.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS (1)
(dollars in thousands, except share data)

	For the Quarters Ended		For the Years Ended
	December 31,		December 31,
	2004	2003 (2)	2004	2003 (2)
		(Restated) (3)		(Restated) (3)
Net income	$57,934	$28,278	$125,471	$129,128
Gain from disposition of real estate, net of minority interests	(34,899)	(3,317)	(47,224)	(50,325)
Real estate related depreciation and amortization:
Total depreciation and amortization	43,168	34,823	160,026	132,167
Discontinued operations’ depreciation	1,451	2,321	7,324	10,170
FF&E depreciation	(363)	(172)	(871)	(720)
Adjustments to derive FFO from consolidated JVs:
Joint venture partners’ minority interests (NI)	10,000	7,972	37,817	31,726
Limited partnership unitholders’ minority interests (NI)	970	888	3,318	2,890
Limited partnership unitholders’ minority interests (Development profits)	213	229	435	344
Discontinued operations’ minority interests (NI)	678	640	4,573	4,991
FFO attributable to minority interests	(22,020)	(17,756)	(80,192)	(65,603)
Adjustments to derive FFO from unconsolidated JVs:
AMB’s share of net income	(525)	(1,223)	(3,781)	(5,445)
AMB’s share of FFO	1,460	2,135	7,549	9,755
Preferred stock dividends	(1,782)	(1,211)	(7,131)	(6,999)
Preferred stock unit issuance costs	—	(1,742)	—	(5,413)

Funds from operations	$56,285	$51,865	$207,314	$186,666

FFO per common share and unit (diluted)	$0.62	$0.59	$2.30	$2.13

Weighted average common shares and units (diluted)	91,003,313	88,360,432	90,120,250	87,616,365

(1)	See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB’s financial performance, and of FFO’s limitations as a measurement tool.
(2)	Effective January 1, 2003, the Company discontinued its practice of deducting amortization of investments in leasehold interests from FFO as such an adjustment is not provided for in NAREIT’s FFO definition. As a result, FFO for the periods presented has been adjusted to reflect the changes.
(3)	See Table of Contents for discussion of restated amounts for prior periods.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

ADJUSTED EBITDA (1) AND COVERAGE RATIOS
(dollars in thousands)

	For the Quarters Ended				For the Years Ended
	December 31,				December 31,
	2004		2003		2004		2003
			(Restated) (4)				(Restated) (4)
Net income	$57,934		$28,278		$125,471		$129,128

Depreciation and amortization	43,168		34,823		160,026		132,167
Impairment losses	—		—		—		5,251
Stock-based compensation amortization	2,501		2,075		10,444		8,075
Adjustments to derive adjusted EBITDA from unconsolidated JVs:
AMB’s share of net income	(525)		(1,223)		(3,781)		(5,445)
AMB’s share of FFO	1,460		2,135		7,549		9,755
AMB’s share of interest expense	953		693		3,927		2,775
Gains from dispositions of real estate	(5,219)		—		(5,219)		(7,429)
Interest, including amortization	39,401		38,537		157,852		146,230
Total minority interests’ share of income	16,429		19,390		62,254		67,665
Total discontinued operations, including (gains) losses	(30,788)		(5,395)		(47,631)		(61,765)
Discontinued operations’ adjusted EBITDA	3,807		5,318		19,738		36,598

Adjusted EBITDA	$129,121		$124,631		$490,630		$463,005

Interest
Interest expense, including amortization - continuing operations	$39,401		$38,537		$157,852		$146,230
Interest expense, including amortization - discontinued operations	570		279		2,215		2,568
AMB’s share of interest expense from unconsolidated JVs	953		693		3,927		2,775

Total interest	$40,924		$39,509		$163,994		$151,573

Interest coverage (2)	3.2	x	3.2	x	3.0	x	3.1	x

Fixed charge
Interest expense, including amortization - continuing operations	$39,401		$38,537		$157,852		$146,230
Amortization of financing costs and debt premiums - continuing operations	(790)		(472)		(290)		(1,996)
Interest expense, including amortization - discontinued operations	570		279		2,215		2,568
Amortization of financing costs and debt premiums - discontinued operations	(18)		—		(155)		(53)
AMB’s share of interest expense from unconsolidated JVs	953		693		3,927		2,775
Capitalized interest	6,875		2,454		18,687		8,526
Preferred unit distributions	5,395		5,534		20,161		24,607
Preferred stock dividends	1,782		1,211		7,131		6,999

Total fixed charge	$54,168		$48,236		$209,528		$189,656

Fixed charge coverage (3)	2.4	x	2.6	x	2.3	x	2.4	x

(1)	See Supplemental Financial Measures Disclosures for a discussion of why management believes adjusted EBITDA is a useful supplemental measure of operating performance and liquidity, of ways in which investors might use adjusted EBITDA when assessing AMB’s financial performance, and of adjusted EBITDA’s limitations as a measurement tool.
(2)	See Reporting Definitions for Interest coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes Interest coverage is a useful supplemental measure of liquidity.
(3)	See Reporting Definitions for Fixed charge coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes Fixed charge coverage is a useful supplemental measure of liquidity.
(4)	See Table of Contents for discussion of restated amounts for prior periods.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

SUPPLEMENTAL CASH FLOW INFORMATION
(dollars in thousands)

	For the Quarters Ended		For the Years Ended
	December 31,		December 31,
	2004	2003	2004	2003
Supplemental Information:

Straight-line rents and amortization of lease intangibles	$4,320	$3,830	$16,281	$10,662
AMB’s share of straight-line rents and amortization of lease intangibles	$2,530	$2,017	$11,107	$6,672
AMB’s share of unconsolidated JV’s NOI (1)	$2,204	$2,733	$10,859	$11,961
JV Partners’ share of cash basis NOI (1)	$34,824	$25,442	$123,881	$101,059
Discontinued operations’ NOI - Held for Sale (1)	$1,681	$1,860	$7,263	$7,477
Discontinued operations’ NOI - Sold (1)	$2,125	$3,440	$12,425	$28,957
Stock-based compensation amortization	$2,501	$2,075	$10,444	$8,075
Capitalized interest	$6,875	$2,454	$18,687	$8,526

Recurring capital expenditures:
Tenant improvements	$9,464	$6,977	$26,728	$19,091
Lease commissions and other lease costs	6,848	5,103	24,247	21,031
Building improvements	8,659	4,914	20,756	16,128

Sub-total	24,971	16,994	71,731	56,250
JV Partners’ share of capital expenditures	(6,438)	(3,054)	(18,059)	(14,831)

AMB’s share of recurring capital expenditures	$18,533	$13,940	$53,672	$41,419

(1)	See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

INDUSTRIAL OPERATING AND LEASING STATISTICS
(dollars in thousands, except per square foot amounts)

		Year-to-
Operating Portfolio (1)	Quarter	Date
Square feet owned at December 31, 2004 (3)	90,278,803	90,278,803

Occupancy percentage at December 31, 2004	94.8%	94.8%

Weighted average lease terms:
Original	6.1 years	6.1 years
Remaining	3.3 years	3.3 years
Tenant retention	68.1%	66.8%

Same Space Leasing Activity: (4)
Rent increases (decreases) on renewals and rollovers (3)	(12.4%)	(13.2%)
Same space square footage commencing (millions)	4.3	17.5

2nd Generation Leasing Activity:
TIs and LCs per square foot:
Retained	$2.02	$1.73
Re-tenanted	4.24	2.70

Weighted average	$3.14	$2.27

Square footage commencing (millions)	5.3	22.5

		Year-to-
Same Store Pool (2)	Quarter	Date
Square feet in same store pool at December 31, 2004	74,516,427	74,516,427
% of total industrial square feet	82.5%	82.5%

Occupancy percentage at period end:
December 31, 2004	95.3%	95.3%
December 31, 2003	93.4%	93.4%

Tenant retention	67.8%	66.4%

Rent increases (decreases) on renewals and rollovers	(13.6%)	(14.7%)
Same space square footage commencing (millions)	4.0	16.2

Cash basis NOI % change (5):
Revenues	(0.6%)	(0.8%)
Expenses	(3.3%)	(0.5%)
NOI (5)	0.4%	(0.9%)
NOI without lease termination fees (5)	0.7%	(0.9%)

(1)	Includes all consolidated industrial operating properties and excludes industrial development and renovation projects. Excludes retail and other properties’ square feet of 474,368 with occupancy of 71.4% and annualized base rent of $3.8 million.
(2)	The same store pool excludes properties purchased and developments stabilized after December 31, 2002. See Reporting Definitions.
(3)	In addition to owned square feet as of December 31, 2004, the Company manages, through its subsidiary, AMB Capital Partners, 0.4 million additional square feet of industrial, retail and other properties. The Company also has investments in 10.3 million square feet of operating industrial properties through its investments in unconsolidated joint ventures.
(4)	Consists of second generation leases renewing or re-tenanting with current and prior lease terms greater than one year.
(5)	See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

INDUSTRIAL MARKET OPERATING STATISTICS (1)
As of December 31, 2004

										Total
					No. New	San				U.S. Hub and	Total	Total/
			Dallas/	Los	Jersey/	Francisco			On-	Gateway	Other	Weighted
	Atlanta	Chicago	Ft. Worth	Angeles (2)	New York	Bay Area	Miami	Seattle	Tarmac (3)	Markets	Markets	Average
Number of buildings	45	100	40	150	125	139	49	64	38	750	234	984
Rentable square feet	5,132,333	9,345,110	3,799,444	13,288,870	9,258,334	11,104,642	5,170,909	6,857,569	2,941,345	66,898,556	23,380,247	90,278,803
% of total rentable square feet	5.7%	10.4%	4.2%	14.7%	10.3%	12.3%	5.7%	7.6%	3.2%	74.1%	25.9%	100.0%
Occupancy percentage	92.4%	94.2%	91.8%	98.3%	94.5%	93.8%	93.1%	96.7%	96.3%	95.0%	94.2%	94.8%
Annualized base rent (000’s)	$19,062	$41,483	$13,258	$81,890	$63,590	$71,966	$34,495	$34,916	$45,848	$406,508	$145,669	$552,177
% of total annualized base rent	3.5%	7.5%	2.5%	14.8%	11.5%	13.0%	6.2%	6.3%	8.3%	73.6%	26.4%	100.0%
Number of leases	163	204	119	419	377	407	239	267	250	2,445	892	3,337
Annualized base rent per square foot	$4.02	$4.71	$3.80	$6.27	$7.27	$6.91	$7.17	$5.27	$16.19	$6.40	$6.61	$6.45
Lease expirations as a % of ABR: (4)
2005	15.6%	21.9%	18.1%	13.8%	9.4%	18.5%	22.2%	14.6%	16.4%	16.1%	16.9%	16.3%
2006	20.4%	23.1%	15.2%	21.3%	14.5%	10.7%	16.2%	18.4%	11.7%	16.6%	9.8%	14.8%
2007	13.6%	25.0%	14.5%	14.1%	14.5%	16.5%	22.0%	18.9%	5.9%	16.0%	16.1%	16.0%
Weighted average lease terms:
Original	5.8 years	5.6 years	5.4 years	6.1 years	6.6 years	5.2 years	6.0 years	5.7 years	8.2 years	6.0 years	6.5 years	6.1 years
Remaining	3.2 years	2.3 years	3.5 years	3.2 years	3.8 years	2.9 years	3.1 years	3.0 years	4.4 years	3.2 years	3.6 years	3.3 years
Tenant retention:
Quarter	56.1%	74.8%	94.5%	67.1%	31.1%	65.5%	72.5%	76.5%	78.1%	67.3%	69.5%	68.1%
Year-to-date	62.6%	60.1%	76.6%	61.7%	65.9%	65.3%	72.0%	66.7%	75.4%	65.4%	71.4%	66.8%

Rent increases on renewals and rollovers:
Quarter	(14.3%)	(6.5%)	(14.1%)	2.7%	6.4%	(51.3%)	(12.9%)	(5.7%)	(1.3%)	(17.8%)	2.8%	(12.4%)
Same space SF leased	36,250	593,642	283,650	528,714	249,397	576,025	302,335	257,419	181,689	3,009,121	1,329,957	4,339,078
Year-to-date	(12.4%)	(5.9%)	(13.1%)	(3.0%)	(3.9%)	(43.1%)	(5.1%)	(7.8%)	(2.7%)	(15.3%)	(3.6%)	(13.2%)
Same space SF leased	1,218,861	2,263,609	1,181,607	2,749,944	1,032,006	2,411,216	1,031,103	1,376,509	667,358	13,932,213	3,553,563	17,485,776

Same store cash basis NOI % change(5):
Quarter	(4.3%)	21.2%	15.9%	2.8%	11.6%	(12.8%)	(9.8%)	6.9%	2.1%	0.8%	(0.7%)	0.4%
Year-to-date	(4.2%)	1.9%	0.9%	2.8%	(3.1%)	(9.4%)	(2.6%)	3.0%	5.1%	(1.8%)	1.9%	(0.9%)

Sq. feet owned in same store pool (6)	4,943,591	7,254,655	3,532,884	11,778,861	6,182,388	10,696,621	4,348,139	4,857,434	2,404,378	55,998,951	18,517,476	74,516,427

AMB’s pro rata share of square feet	2,770,126	6,095,983	2,752,701	8,779,575	5,194,776	8,555,870	4,296,915	3,409,892	2,359,531	44,215,369	19,248,213	63,463,582

Total market square footage (7)	6,066,769	13,893,317	4,708,441	17,320,438	10,793,255	11,563,682	5,791,707	7,033,554	—	77,171,163	33,550,535	110,721,698

(1)	Includes all industrial consolidated operating properties and excludes industrial development and renovation projects.
(2)	The Company also has a 19.9 acre parking lot with 2,720 parking spaces and 12 billboard signs in the Los Angeles market immediately adjacent to LAX.
(3)	Includes domestic on-tarmac airport air cargo facilities at 14 airports.
(4)	See Reporting Definitions.
(5)	See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool.
(6)	Same store pool at December 31, 2004 excludes properties purchased or developments stabilized after December 31, 2002. See Reporting Definitions.
(7)	Total market square footage includes industrial and retail operating properties, development properties, unconsolidated properties (100% SF), properties managed for third parties and reallocation of On-Tarmac properties into metro markets.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

INDUSTRIAL PORTFOLIO OVERVIEW
As of December 31, 2004

	Number	Rentable	% of Total		Annualized	% of Total		Annualized
	of	Square	Rentable	Occupancy	Base Rent	Annualized	Number	Base Rent per
	Buildings	Feet	Square Feet	Percentage	(000’s)	Base Rent	of Leases	Square Foot
Domestic Hub Markets	750	66,898,556	74.1%	95.0%	$406,508	73.6%	2,445	$6.40

Other Markets Domestic Target Markets
Austin	10	1,656,254	1.8	99.5	11,125	2.0	36	6.75
Baltimore/Washington DC	64	4,245,420	4.7	95.9	33,663	6.1	287	8.27
Boston	36	4,309,262	4.8	93.0	27,781	5.0	100	6.94
Minneapolis	38	3,942,806	4.4	95.4	17,047	3.1	172	4.53

Subtotal/Weighted Average	148	14,153,742	15.7	95.3	89,616	16.2	595	6.64

Domestic Non-Target Markets
Charlotte	21	1,317,864	1.5	85.1	5,720	1.0	66	5.10
Columbus	1	240,000	0.3	90.0	547	0.1	10	2.53
Houston	1	410,000	0.5	100.0	2,172	0.4	1	5.30
Memphis	17	1,883,845	2.0	85.9	8,292	1.5	45	5.13
New Orleans	5	410,839	0.5	96.8	1,998	0.4	50	5.02
Newport News	1	60,215	0.1	76.8	566	0.1	2	12.24
Orlando	16	1,424,748	1.6	99.5	7,046	1.3	76	4.97
Portland	5	676,104	0.6	98.0	3,148	0.6	10	4.75
San Diego	5	276,167	0.3	91.4	1,955	0.4	20	7.75

Subtotal/Weighted Average	72	6,699,782	7.4	91.7	31,444	5.8	280	5.12

International Target Markets (1)
Amsterdam, Netherlands	2	302,091	0.3	100.0	3,572	0.6	2	11.82
Frankfurt, Germany	1	166,917	0.2	100.0	1,587	0.3	1	9.51
Mexico City, Mexico	1	120,251	0.1	0.0	—	0.0	0	—
Paris, France	4	1,022,063	1.2	100.0	8,148	1.5	4	7.97
Tokyo, Japan	6	915,401	1.0	99.2	11,302	2.0	10	12.44

Subtotal/Weighted Average	14	2,526,723	2.8	95.0	24,609	4.4	17	10.25

Total Other Markets	234	23,380,247	25.9	94.2	145,669	26.4	892	$6.61

Total/Weighted Average	984	90,278,803	100.0%	94.8%	$552,177	100.0%	3,337	$6.45

(1)	Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at December 31, 2004.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

INDUSTRIAL LEASE EXPIRATIONS (1)
As of December 31, 2004
(dollars in thousands)

			% of
	Square	Annualized	Annualized
	Feet	Base Rent (2)	Base Rent
2005	14,200,643	94,933	16.3%
2006	13,835,724	86,126	14.8%
2007	14,814,005	93,156	16.0%
2008	12,130,342	74,372	12.8%
2009	11,265,930	69,045	11.9%
2010	6,500,185	51,201	8.8%
2011	3,826,000	30,917	5.3%
2012	3,301,422	29,505	5.1%
2013	1,080,898	12,466	2.2%
2014 and beyond	4,748,401	39,831	6.8%

Total	85,703,550	$581,552	100.0%

(1)	Schedule includes in-place leases and leases with future commencement dates. Schedule also includes leases in month-to-month and hold-over status totaling 2.7 million square feet.
(2)	Calculated as monthly rent at expiration multiplied by 12. Non-U.S. Dollar projects are converted to U.S. Dollars using the budgeted exchange rate at expiration.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

TOP 25 CUSTOMERS
As of December 31, 2004
(dollars in thousands)

			Percentage of		Percentage of
			Aggregate		Aggregate
		Aggregate Rentable	Leased	Annualized	Annualized
Customer Name (1)	Number of Leases	Square Feet	Square Feet (2)	Base Rent (3)	Base Rent (4)
United States Government (5)(6)	50	1,120,408	1.2%	$18,767	3.4%
FedEx Corporation (5)	24	1,264,178	1.4%	13,869	2.5%
Deutsche Post World Net (5)	30	985,081	1.1%	8,233	1.5%
Harmonic Inc.	4	285,480	0.3%	6,424	1.2%
La Poste	2	854,435	0.9%	6,121	1.1%
Worldwide Flight Services (5)	17	358,389	0.4%	4,225	0.8%
International Paper Company	7	525,893	0.6%	4,100	0.7%
Exel, Inc.	12	480,779	0.5%	3,817	0.7%
BAX Global Inc. (5)	8	256,877	0.3%	3,805	0.7%
Panalpina, Inc.	8	646,636	0.7%	3,682	0.7%
Wells Fargo and Company	7	280,494	0.3%	3,498	0.6%
Forward Air Corporation	7	462,714	0.5%	3,314	0.6%
County of Los Angeles (7)	11	213,230	0.2%	3,157	0.6%
Eagle Global Logistics, L.P.	8	520,243	0.6%	3,122	0.6%
Expeditors International	7	666,045	0.7%	3,093	0.6%
Ahold NV	7	680,565	0.8%	2,880	0.5%
UPS	15	416,496	0.5%	2,832	0.5%
Aeroground Inc.	5	208,867	0.2%	2,741	0.5%
Nippon Express USA	3	367,707	0.4%	2,695	0.5%
United Air Lines Inc. (5)	5	118,825	0.1%	2,426	0.4%
Elmhult Limited Partnership	4	661,149	0.7%	2,318	0.4%
Intel International B.V.	1	183,892	0.2%	2,241	0.4%
Integrated Airline Services (5)	6	233,656	0.3%	2,229	0.4%
Applied Materials, Inc.	1	290,557	0.3%	2,152	0.4%
Tokyo Nohin Daiko Co Ltd.	1	177,434	0.2%	2,105	0.4%

Total		12,260,030	13.6%	$113,846	20.6%

(1)	Customer(s) may be a subsidiary of or an entity affiliated with the named customer. The Company also holds a lease at our Park One property adjacent to LAX with an ABR of $6,749, which is not included.
(2)	Computed as aggregate leased square feet divided by the aggregate leased square feet of the industrial and retail properties.
(3)	See Reporting Definitions.
(4)	Computed as aggregate annualized base rent divided by the aggregate annualized base rent of the industrial, retail and other properties.
(5)	Apron rental amounts (but not square footage) are included.
(6)	United States Government includes the United States Postal Service (USPS), United States Customs, United States Department of Agriculture (USDA) and various other U.S. governmental agencies.
(7)	County of Los Angeles includes Child Support Services Department, the Fire Department, the District Attorney, the Sheriff’s Department and the City of Los Angeles.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

HISTORICAL INDUSTRIAL
OPERATING AND LEASING STATISTICS

Square Feet Owned (Quarterly, in thousands) Occupancy Percentage (Quarterly) Tenant Retention (Annual) Same Store NOI % Change (Annual)

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

ACQUISITIONS
For the Quarter ended December 31, 2004
(dollars in thousands)

							AMB’s
		Number of	Square	Month of	Acquisition		Ownership
Property Name	Location	Buildings	Feet	Acquisition	Cost		Percentage
AMB Property Corporation
1. AMB CDG Cargo Center	Paris, France	1	500,795	October	$38,889		100%
2. AMB Schiphol Distribution Center	Amsterdam, Netherlands	1	118,199	December	15,832		100%
3. AMB Funabashi Distribution Centers 3 & 4	Funabashi, Japan	2	301,591	December	21,482		100%

Total AMB Property Corporation Acquisitions		4	920,585		76,203

AMB Alliance Fund II
4. AMB District Industrial	Itasca, IL	1	50,755	December	2,230		21%
5. AMB Sivert Distribution	Bensenville, IL	1	49,875	December	2,657		21%

Total AMB Alliance Fund II Acquisitions		2	100,630		4,887

AMB Alliance Fund III
6. AMB Turnberry Distribution	Hanover Park, IL	5	1,678,910	December	98,736		20%

AMB Partners II
7. AMB Shady Oak Industrial Center	Eden Prairie, MN	1	59,538	December	2,967		20%
8. AMB Northpoint Industrial Center	Fridley, MN	3	207,476	December	10,867		20%
9. AMB Industrial Park Business Center	Plymouth, MN	1	113,054	December	5,845		20%

Total AMB Partners II Acquisitions		5	380,068		19,679

Total Fourth Quarter Acquisitions		16	3,080,193		$199,505	(1)	51%

Weighted Average Stabilized Cap Rate GAAP/Cash					7.8%/7.5%

Total Year-to-Date Acquisitions		64	7,648,641		$695,169	(2)	72%

Weighted Average Stabilized Cap Rate GAAP/Cash					7.8%/7.5%

(1)	Represents the total expected investment, including closing costs and estimated acquisition capital of $2.8 million.
(2)	Year-to-date total has been increased by $4.8 million representing a net non-cash increase to the acquisition cost associated with an intangible liability for the value attributable to below market leases and adjustments to the market value of assumed debt in accordance with SFAS 141, Business Combinations.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

DISPOSITIONS
For the Quarter ended December 31, 2004
(dollars in thousands)

		Number of				AMB’s
		Buildings	Square	Month of	Disposition	Ownership
Property Name	Location	or Centers	Feet	Disposition	Price	Percentage
1. 1700 Wilmington Avenue - Artesia Bldg 26	Compton, CA	1	64,000	November	$3,712	100%
2. LA Media Tech Center Bldg 5	Los Angeles, CA	1	83,252	December	17,930	49%
3. 9121 Red Branch Road	Columbia, MD	1	17,000	December	2,215	20%
4. Atlanta Portfolio	Various, GA	11	1,771,660	December	95,717	93%

Total Fourth Quarter Dispositions		14	1,935,912		$119,574	85%

Weighted Average Stabilized Cash Cap Rate					6.6%

Total Year-to-Date Dispositions		24	3,122,616		$200,315	84%

Weighted Average Stabilized Cash Cap Rate					6.8%

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

PRIVATE CAPITAL JOINT VENTURE ACTIVITY
For the Quarter ended December 31, 2004
(dollars in thousands)

					AMB’s
		Number of	Square	Contribution	Ownership
Property Contributions	Location	Buildings	Feet	Value	Percentage
AMB-SGP Mexico Fund
1. AMB-Accion Centro Logistico	Guadalajara, Mexico	5	687,088
2. Mesquite Distribution Center	Mexico City, Mexico	2	345,057
3. Agave Bldg 3	Mexico City, Mexico	1	224,020

Total AMB-SGP Mexico Fund Contributions		8	1,256,165	$71,450	20%

Total Year-to-Date Property Contributions		8	1,256,165	$71,450	20%

Weighted Average Stabilized Cash Cap Rate				9.5%

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

NEW DEVELOPMENT & RENOVATION PROJECTS (1)
For the Quarter ended December 31, 2004
(dollars in thousands)

			Estimated	Estimated	Estimated	AMB’s
			Stabilization	Square	Total	Ownership
Projects	Location	Developer	Date	Feet	Investment (1)	Percentage
1. Interstate Crossdock (2)(4)	Teterboro, NJ	AMB	Q3 05	616,992	$53,600	100%
2. AMB Layline Distribution Center (2)	Torrance, CA	AMB	Q1 06	250,000	26,300	100%
3. Highway 17 - 50 Broad Street (2)(5)	Carlstadt, NJ	AMB	Q2 06	120,000	8,700	100%
4. Highway 17 - 55 Madison Street (2)(6)	Carlstadt, NJ	AMB	Q2 06	150,446	11,900	100%
5. Northfield Building 700	Dallas, TX	Seefried Properties	Q3 06	108,640	6,000	20%
6. AMB Fokker Logistics Center 3 (3)	Amsterdam, Netherlands	Delta Group	Q1 08	313,229	44,300	50%

Total Fourth Quarter New Projects				1,559,307	$150,800	82%

Weighted Average Estimated Stabilized Cash Yield (3)					7.8%

Total Year-to-Date New Projects				6,052,354	$648,500	84%

Weighted Average Estimated Stabilized Cash Yield (3)					8.3%

(1)	Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at December 31, 2004.
(2)	Represents a renovation project. See Reporting Definitions.
(3)	Yields on international projects are on an after-tax basis.
(4)	The estimated total investment represents $32.1 million for the existing building. The balance represents the additional renovation cost.
(5)	The estimated total investment represents $6.9 million for the existing building. The balance represents the additional renovation cost.
(4)	The estimated total investment represents $7.9 million for the existing building. The balance represents the additional renovation cost.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

DEVELOPMENT & RENOVATION PROJECTS IN PROCESS (1)
As of December 31, 2004
 (dollars in thousands)

				Estimated	Estimated		AMB’s
			Estimated	Square Feet	Total		Ownership
Projects	Location	Developer	Stabilization	at Stabilization	Investment (1)		Percentage
2005 Deliveries
1. Dulles Commerce Center - Bldg 100	Dulles, VA	Seefried Properties	Q1	50,030	$4,000		20%
2. Nicholas Warehouse	Elk Grove Village, IL	AMB	Q1	131,728	12,500		100%
3. Patriot Distribution Center (3)	Mansfield, MA	National Development	Q2	429,897	23,500		20%
4. Agave Bldg 1 (5)	Mexico City, Mexico	G.Accion	Q2	397,210	20,100		90%
5. Somerville Distribution Center (3)	Somerville, MA	Campanelli	Q2	197,384	17,900		20%
6. MIA Logistics Center (3)	Miami, FL	AMB	Q2	147,182	10,100		20%
7. Airport South Bldg 500	Atlanta, GA	Seefried Properties	Q2	116,280	5,600		20%
8. Sterling Distribution 2 (4)	Chino, CA	Majestic Realty	Q2	490,000	17,100		40%
9. Interstate Crossdock (3)	Teterboro, NJ	AMB	Q3	616,992	53,600		100%
10. Beacon Lakes 9	Miami, FL	Codina Development	Q3	206,656	10,200		79%
11. Sterling Distribution 3 (4)	Chino, CA	Majestic Realty	Q4	390,000	14,100		50%
12. Spinnaker Logistics (3)	Redondo Beach, CA	AMB-IAC	Q4	279,431	28,900		39%
13. Encino Distribution Center (5)	Mexico City, Mexico	G Accion	Q4	571,267	31,000		90%
14. Narita Air Cargo 1 - Phase 1 Bldg B (5)	Narita, Japan	AMB Blackpine	Q4	576,842	70,900		100%
15. AMB West O’Hare Bldg 1	Elk Grove Village, IL	AMB	Q4	189,240	14,400		20%
16. AMB Amagasaki Distribution Center (5)	Osaka, Japan	AMB Blackpine	Q4	973,037	100,700		100%

Total 2005 Deliveries				5,763,176	434,600		76%

Leased/ Funded-to-date				48%	$274,800	(2)
Weighted Average Estimated Stabilized Cash Yield (5)					8.7%

Continued on next page

(1)	Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Excludes 1,263 acres of land held for future development or sale (representing a potential 22.2 million square feet) totaling $224.8 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at December 31, 2004.
(2)	AMB’s share of amounts funded to date for 2005, 2006, 2007 and 2008 deliveries was $209.9 million, $173.4 million, $1.5 million and $8.6 million, respectively, for a total of $393.4 million.
(3)	Represents a renovation project. See Reporting Definitions.
(4)	Represents projects in unconsolidated joint ventures.
(5)	Yields on international projects are on an after-tax basis.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

DEVELOPMENT & RENOVATION PROJECTS IN PROCESS (1)
As of December 31, 2004
(dollars in thousands)
(continued)

				Estimated	Estimated		AMB’s
			Estimated	Square Feet	Total		Ownership
Projects	Location	Developer	Stabilization	at Stabilization	Investment (1)		Percentage
2006 Deliveries
17. Dulles Commerce Center - Bldg 150	Dulles, VA	Seefried Properties	Q1	71,880	5,800		20%
18. AMB Layline Distribution Center (3)	Torrance, CA	AMB	Q1	250,000	26,300		100%
19. Nash Logistics Center	El Segundo, CA	AMB - IAC	Q1	75,000	12,000		50%
20. Narita Air Cargo 1 - Phase 1 Bldg A (5)	Narita, Japan	AMB Blackpine	Q1	108,005	13,300		100%
21. AMB West O’Hare Building 2	Elk Grove Village, IL	AMB	Q1	119,708	8,800		20%
22. Highway 17 - 50 Broad Street (3)	Carlstadt, NJ	AMB	Q2	120,000	8,700		100%
23. Highway 17 - 55 Madison Street (3)	Carlstadt, NJ	AMB	Q2	150,446	11,900		100%
24. AMB Ohta Distribution Center (5)	Tokyo, Japan	AMB Blackpine	Q2	816,866	195,100		100%
25. Singapore Airport Logistics Center Bldg 2 (4) (5)	Changi Airport, Singapore	Boustead Projects PTE	Q2	254,267	11,800		50%
26. Dulles Commerce Center - Bldg 200	Dulles, VA	Seefried Properties	Q2	97,232	7,300		20%
27. Beacon Lakes 6	Miami, FL	Codina Development	Q2	203,720	11,100		79%
28. Northfield Bldg 700	Dallas, TX	Seefried Properties	Q3	108,640	6,000		20%

Total 2006 Deliveries				2,375,764	318,100		89%

Leased/Funded-to-date				0%	$195,900	(2)
Weighted Average Estimated Stabilized Cash Yield (5)					7.7%
2007 Deliveries
29. MAD Logistics Center (5)	Madrid, Spain	Codina Torimbia	Q2	454,779	31,700		80%

Total 2007 Deliveries				454,779	31,700		80%

Leased/Funded-to-date				0%	$1,800	(2)
Weighted Average Estimated Stabilized Cash Yield (5)					8.3%
2008 Deliveries
30. AMB Fokker Logistics Center 3 (5)	Amsterdam, Netherlands	Delta Group	Q1	313,229	44,300		50%

Total 2008 Deliveries				313,229	44,300		50%

Leased/Funded-to-date				0%	$17,300	(2)
Weighted Average Estimated Stabilized Cash Yield (5)					8.3%
Total Scheduled Deliveries (1)				8,906,948	$828,700		80%

Leased/Funded-to-date				31%	$489,800	(2)
Weighted Average Estimated Stabilized Cash Yield (5)					8.3%

(1)	Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Excludes 1,263 acres of land held for future development or sale (representing a potential 22.2 million square feet) totaling $224.8 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at December 31, 2004.
(2)	AMB’s share of amounts funded to date for 2005, 2006, 2007 and 2008 deliveries was $209.9 million, $173.4 million, $1.5 million and $8.6 million, respectively, for a total of $393.4 million.
(3)	Represents a renovation project. See Reporting Definitions.
(4)	Represents projects in unconsolidated joint ventures.
(5)	Yields on international projects are on an after-tax basis.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

DEVELOPMENT & RENOVATION PROJECTS (1)
STABILIZED, SOLD OR CONTRIBUTED
For the Quarter ended December 31, 2004
(dollars in thousands)

					AMB’s
			Square	Total	Ownership
Projects Placed in Operations	Location	Developer	Feet	Investment (1)	Percentage
1. Sterling Distribution Center Bldg 1 (2)	Chino, CA	Majestic Realty	1,000,000	$36,100	40%
2. JFK Air Cargo - 179 149th Road (3)	New York, NY	AMB	15,578	2,200	100%
3. Chancellor (3)	Orlando, FL	AMB	201,600	8,300	100%

Total Fourth Quarter Placed in Operations			1,217,178	$46,600	54%

Leased/Weighted Average Stabilized Cash Yield (4)			100%	8.8%

Total Year-to-Date Placed in Operations			2,058,426	$88,900	50%

Weighted Average Stabilized Cash Yield (4)				9.4%

					AMB’s	AMB’s Recognized
		Sold or	Square		Ownership	Share of
Projects Sold or Contributed	Location	Contributed	Feet	Sale Price	Percentage	Net Cash Gain
1. Orlando Central Park Land	Orlando, FL	Sold	—	$1,416	100%
2. Carson Town Center E3 Land	Carson, CA	Sold	—	6,869	95%
3. Central Business Park B	SF Bay Area	Sold	16,895	1,858	100%
4. Central Business Park F	SF Bay Area	Sold	22,460	2,471	100%
5. Agave Bldg 3	Mexico City, Mexico	Contributed	224,020	15,500	90%

Total Fourth Quarter Sold or Contributed			263,375	$28,114	93%	$3,921

Total Year-to-Date Sold or Contributed			488,598	$55,901	94%	$8,005

(1)	Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, Development Alliance Partner® earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at December 31, 2004.

(2)	Represents projects in unconsolidated joint ventures.
(3)	Represents a renovation project. See Reporting Definitions.
(4)	Yields on international projects are on an after-tax basis.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

COMPLETED DEVELOPMENT PROJECTS
AVAILABLE FOR SALE OR CONTRIBUTION
As of December 31, 2004
(dollars in thousands)

			Estimated	Estimated		AMB’s
			Square Feet	Total		Ownership
Projects (1)	Location	Developer	at Completion	Investment (2)		Percentage
1. Wilsonville Phase II	Watsonville, OR	Trammell Crow	249,625	$11,000		100%
2. O’Hare Industrial - 701 Hilltop Drive	Itasca, IL	Hamilton Partners	60,810	2,900		100%
3. Central Business Park Bldgs A,C,D	SF Bay Area	Harvest Properties	55,123	5,300		100%
4. Singapore Airport Logistics Center Bldg 1	Changi Airport, Singapore	Boustead Projects PTE	230,432	10,000		50%

Total Available for Sale or Contribution			595,990	$29,200		83%

Funded-to-date				$25,400	(3)

(1)	Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of completion.
(2)	Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, carry and partner earnouts (if triggered by stabilization). The estimates are based on the Company’s current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at December 31, 2004.
(3)	AMB’s share of amounts funded to date was $21.0 million.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

CAPITALIZATION SUMMARY
As of December 31, 2004
(dollars in thousands, except share price)

	AMB	Joint	Unsecured
	Secured	Venture	Senior debt		Unsecured	Credit	Total
Year	Debt (1)	Debt (1)	Securities		Debt	Facilities (2)	Debt
2005	$43,398	$65,802	$250,000		$647	$—	$359,847
2006	80,641	72,184	75,000		698	27,826	256,349
2007	16,386	70,920	75,000		752	323,873	486,931
2008	42,091	174,431	175,000		810	—	392,332
2009	5,644	119,163	100,000		873	—	225,680
2010	71,471	149,960	75,000		941	—	297,372
2011	80,319	412,055	75,000		1,014	—	568,388
2012	133,781	177,833	—		1,093	—	312,707
2013	1,985	117,346	53,940	(3)	920	—	174,191
2014	2,105	3,777	—		616	—	6,498
Thereafter	7,108	33,358	125,000		664	—	166,130

Sub-total	484,929	1,396,829	1,003,940		9,028	351,699	3,246,425

Unamortized premiums	3,510	7,256	—		—	—	10,766

Total consolidated debt	488,439	1,404,085	1,003,940		9,028	351,699	3,257,191

AMB’s share of unconsolidated JV Debt (4)	—	105,829	—		—	—	105,829

Total debt	488,439	1,509,914	1,003,940		9,028	351,699	3,363,020

JV partners’ share of consolidated JV debt	—	(967,974)	—		—	—	(967,974)

AMB’s share of total debt (7)	$488,439	$541,940	$1,003,940		$9,028	$351,699	$2,395,046

Weighted average interest rate	5.3%	6.4%	6.6%		7.5%	1.9%	5.8%

Weighted average maturity (in years)	5.4	6.1	4.6		9.8	2.4	5.1

Market Equity
Security	Shares	Price	Value
Common Stock	83,248,640	$40.39	$3,362,413
LP Units	4,746,104	40.39	191,695

Total	87,994,744		$3,554,108

Preferred Stock and Units (5)
	Dividend	Liquidation
Security	Rate	Preference
Series D & E preferred units	7.75%	$90,789
Series F preferred units	7.95%	10,057
Series H preferred units	8.13%	42,000
Series I preferred units	8.00%	25,500
Series J preferred units	7.95%	40,000
Series K preferred units	7.95%	40,000
Series N preferred units (6)	5.00%	36,479
Series L preferred stock	6.50%	50,000
Series M preferred stock	6.75%	57,500

Weighted Average/Total	7.29%	$392,325

Capitalization Ratios

Total debt-to-total market capitalization	46.0%

AMB’s share of total debt-to-total market capitalization (7)	37.8%

Total debt plus preferred-to-total market capitalization	51.4%

AMB’s share of total debt plus preferred-to-total market capitalization (7)	44.0%

(1)	AMB secured debt and JV debt include debt related to international assets in the amount of $269.5 million. Of this, $195.2 million is associated with assets located in Asia and the remaining $74.3 million is related to assets located in Europe.

(2)	Represents three credit facilities with total capacity of approximately $783.9 million. Includes Euro, Yen and Singapore dollar-based borrowings translated to US Dollars using the foreign exchange rates at December 31, 2004.
(3)	With certain exceptions, until November 10, 2005, the Company can require the purchaser to return these notes to the Company for cancellation for an obligation of equal dollar amount under a secured first mortgage loan.
(4)	The weighted average interest and maturity for the unconsolidated JV debt were 5.3% and 4.9 years, respectively.
(5)	Exchangeable under certain circumstances by the unitholder and redeemable at the option of the Company after a specified non-call period, generally five years from issuance.
(6)	The Series N preferred units are putable at the option of the holder beginning June 1, 2005 and until January 15, 2006 at a price equal to $50 per unit, plus all accrued and unpaid distributions. Beginning September 25, 2006 and until September 25, 2009, the Series N preferred units are redeemable by the Company at a price equal to $49.75 per unit, plus all accrued and unpaid distributions.
(7)	See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

CO-INVESTMENT CONSOLIDATED JOINT VENTURES
As of December 31, 2004
(dollars in thousands)

	AMB’s			Gross		JV Partners’
	Ownership	Number of	Square	Book	Property	Share
Joint Ventures	Percentage	Buildings	Feet (1)	Value (2)	Debt	of Debt (10)
Co-Investment Operating Joint Ventures:
AMB Erie (4)	50%	26	2,502,052	$134,875	$50,338	$25,169
AMB Institutional Alliance Fund I (5)	21%	100	5,829,368	415,191	223,704	177,313
AMB Partners II (6)	20%	100	7,599,176	472,442	258,179	207,036
AMB-SGP (7)	50%	73	8,589,823	418,129	245,454	122,382
AMB Institutional Alliance Fund II (5)	20%	69	7,531,342	462,114	231,858	182,922
AMB-AMS (8)	39%	30	1,218,592	74,498	34,977	21,504
AMB Institutional Alliance Fund III (9)	20%	36	4,459,565	514,142	258,164	203,704

Total Co-Investment Operating Joint Ventures	27%	434	37,729,918	2,491,391	1,302,674	940,030

Co-Investment Development Joint Ventures:
AMB Erie (4)	50%	—	—	14,369	—	—
AMB Partners II (6)	20%	7	841,754	43,758	6,136	4,860
AMB Institutional Alliance Fund II (5)	20%	2	538,537	30,573	5,940	4,752
AMB-AMS (8)	39%	1	279,431	25,545	9,429	5,797
AMB Institutional Alliance Fund III (9)	20%	1	147,182	8,895	—	—

Total Co-Investment Development Joint Ventures	27%	11	1,806,904	123,140	21,505	15,409

Total Co-Investment Consolidated Joint Ventures	27%	445	39,536,822	$2,614,531	$1,324,179	$955,439

				Partners’ Share of
Co-investment Joint Ventures	Cash NOI (3)	Net Income	FFO	Cash NOI (3)	Net Income	FFO
For the quarter ended December 31, 2004	$49,909	$23,322	$29,940	$34,233	$8,580	$21,523
For the twelve months ended December 31, 2004	$186,082	$57,326	$106,280	$121,631	$34,344	$78,442

(1)	For development properties, this represents estimated square feet at completion of development for committed phases of development and renovation projects.
(2)	Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land.
(3)	See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool.
(4)	AMB Erie is a co-investment partnership formed in 1998 with the Erie Insurance Group.
(5)	AMB Institutional Alliance Funds I and II are co-investment partnerships with institutional investors, which invest through private REITs.
(6)	AMB Partners II is a co-investment partnership formed in 2001 with the City and County of San Francisco Employees’ Retirement System.
(7)	AMB-SGP is a co-investment partnership formed in 2001 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation.
(8)	AMB-AMS is a co-investment partnership with three Dutch pension funds advised by Mn Services NV.
(9)	AMB Institutional Alliance Fund III is an open-ended co-investment partnership formed in 2004 with institutional investors, which invest through a private REIT.
(10)	JV partners’ share of debt is defined as total debt less the Company’s share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

OTHER CONSOLIDATED JOINT VENTURES
As of December 31, 2004
(dollars in thousands)

		AMB’s		Gross		JV Partners’
		Ownership	Square	Book	Property	Share
Properties	Market	Percentage	Feet	Value (1)	Debt	of Debt (2)
Other Industrial Operating Joint Ventures	Various	92%	2,403,711	$218,821	$49,869	$2,493

Other Industrial Development Joint Ventures	Various	81%	2,026,726	122,170	21,104	9,149

Total Other Industrial Consolidated Joint Ventures		88%	4,430,437	$340,991	$70,973	$11,642

Retail Joint Ventures:
1. Around Lenox	Atlanta	90%	125,222	$22,273	$8,933	$893
2. Springs Gate Land	Miami	100%	—	6,767	—	—

Total Retail Consolidated Joint Ventures		92%	125,222	$29,040	$8,933	$893

(1)	Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land.
(2)	JV Partners’ Share of Debt is defined as total debt less the Company’s share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

UNCONSOLIDATED JOINT VENTURES,
MORTGAGE INVESTMENTS AND OTHER INVESTMENTS
As of December 31, 2004
(dollars in thousands)

				AMB’s	AMB’s	AMB’s
		Alliance	Square	Net Equity	Ownership	Share
Unconsolidated Joint Ventures	Market	Partner	Feet	Investment	Percentage	of Debt (5)
Co-Investment Joint Ventures

1. AMB-SGP Mexico (1)	Various	N/A	1,256,165	$9,467	20%	$3,214

Total Co-Investment Joint Ventures			1,256,165	9,467		3,214

Other Industrial Operating Joint Ventures
2. Elk Grove Du Page	Chicago	Hamilton Partners	4,046,721	33,664	56%	37,826
3. Pico Rivera	Los Angeles	Majestic Realty	855,600	676	50%	17,751
4. Monte Vista Spectrum	Los Angeles	Majestic Realty	576,852	236	50%	9,302
5. Industrial Fund I, LLC	Various	Citigroup	2,326,334	3,612	15%	9,735
6. Singapore Airport Logistics Center Bldg 1	Singapore	Boustead Projects	230,432	2,633	50%	2,390
7. Sterling Distribution 1	Los Angeles	Majestic Realty	1,000,000	550	40%	13,982

Total Other Industrial Operating Joint Ventures			9,035,939	41,371	52%	90,986

Other Industrial Development Joint Ventures (2)
8. Sterling Distribution 2	Los Angeles	Majestic Realty	490,000	707	40%	5,327
9. Sterling Distribution 3	Los Angeles	Majestic Realty	390,000	620	50%	3,800
10. Nash Logistics Center	Los Angeles	AMB - IAC	75,000	1,412	50%	2,502
11. Singapore Airport Logistics Center Bldg 2	Singapore	Boustead Projects	254,267	1,589	50%	—

Total Other Industrial Development Joint Ventures			1,209,267	4,328	48%	11,629

Total Unconsolidated Joint Ventures			11,501,371	$55,166	46%	$105,829

					AMB’s
			Mortgage		Ownership
Mortgage Investments	Market	Maturity	Receivable (3)	Rate	Percentage
1. Pier 1 (4)	SF Bay Area	May 2026	$12,938	13.0%	100%
2. Platinum Distribution Center	No. New Jersey	November 2006	800	12.0%	20%

			$13,738

				AMB’s
			Gross	Ownership
Other Investments	Market	Property Type	Investment	Percentage
1. Park One	Los Angeles	Parking Lot	$75,497	100%

(1)	AMB-SGP Mexico is a co-investment partnership formed in 2004 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. Includes $8.1 million of shareholder loans outstanding at December 31, 2004 between the Company and the co-investment partnership. $5.0 million of this loan is expected to be replaced by third party debt in the first quarter of 2005.
(2)	Square feet for development alliance joint ventures represents estimated square feet at completion of development project.
(3)	The Company also holds inter-company loans that it eliminates in consolidations.
(4)	AMB also has a 0.1% unconsolidated equity interest (with a 33% economic interest) in this property, and has an option to purchase the remaining equity interest beginning January 1, 2007 and expiring December 31, 2009.
(5)	See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

REPORTING DEFINITIONS

Acquisition/non-recurring capex includes immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard” or to stabilization. Also includes incremental building improvements and leasing costs that are incurred in an effort to substantially increase the revenue potential of an existing building.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of a certain date, multiplied by 12. If free rent is granted, then the first positive rent value is used.

AMB’s share of total debt-to-total market capitalization is calculated as AMB’s share of total debt divided by the sum of total debt plus market equity and preferred stock and units at liquidation preference. AMB’s share of total debt includes total consolidated debt plus AMB’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt. Market equity assumes conversion of all OP units into common stock.

Completion/Stabilization is generally defined as properties that are 90% leased or properties for which we have held a certificate of occupancy or building has been substantially complete for at least 12 months.

Development and renovation cash yields are calculated from estimated NOI for the 12 months following occupancy stabilization (excluding straight-line rents) divided by the estimated total investment, including Development Alliance Partner® earnouts (if triggered by stabilization) and associated carrying costs.

Fixed charge coverage is adjusted EBITDA divided by total interest expense (including capitalized interest) plus preferred dividends and distributions.

Interest coverage is adjusted EBITDA divided by total GAAP interest expense.

Occupancy percentage represents the percentage of total rentable square feet owned, which is leased, including month-to-month leases, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Percentage pre-leased represents the percentage of signed leases only.

Renovation projects represent projects where the acquired buildings are less than 75% leased and require significant capital expenditures (generally more than 10% - 25% of acquisition cost) to bring the buildings up to operating standards and stabilization (generally 90% occupancy).

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term. If free rent is granted, then the first positive full rent value is used as a point of comparison. The rental amounts exclude base stop amounts, holdover rent and premium rent charges. If either the previous or current lease terms are under 12 months, then they are excluded from this calculation. If the lease is the first in the unit (first generation) and there is no prior lease for comparison, then it is excluded from this calculation.

Same store NOI growth is the change in the NOI (excluding straight-line rents) of the same store properties from the prior year reporting period to the current year reporting period.

Same store properties include all properties that were owned as of the end of both the current and prior year reporting periods and excludes development properties for both the current and prior reporting periods. The same store pool is set annually and excludes properties purchased and developments stabilized after December 31, 2002. Same store pool includes Park One parking lot in Los Angeles, California.

Second generation TIs and LCs per square foot are total tenant improvements, lease commissions and other leasing costs incurred during leasing of second generation space divided by the total square feet leased. Costs incurred prior to leasing available space are not included until such space is leased. Second generation space excludes newly developed square footage or square footage vacant at acquisition.

Square feet owned represents 100% of the square footage of properties either owned directly by the Company or which the Company has a controlling interest in (e.g. consolidated joint ventures) and excludes square footage of development properties prior to completion.

Stabilized GAAP cap rates rates are calculated as NOI, including straight-line rents, stabilized to market occupancy (generally 95%) divided by total acquisition cost. The total acquisition cost basis includes the initial purchase price, the effects of marking assumed debt to market, all due diligence and closing costs, SFAS 141 adjustments, planned immediate capital expenditures (“acquisition capex”), leasing costs necessary to achieve stabilization and, if applicable, any estimated costs required to buy-out AMB’s joint venture partners. Cash rates are calculated excluding straight-line rents from NOI.

Tenant retention is the square footage of all leases renewed by existing tenants divided by the square footage of all expiring and renewed leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

SUPPLEMENTAL FINANCIAL MEASURES DISCLOSURES

Adjusted EBITDA. The Company uses adjusted earnings before interest, tax, depreciation and amortization, or adjusted EBITDA, to measure both its operating performance and liquidity. The Company considers adjusted EBITDA to provide investors relevant and useful information because it permits fixed income investors to view income from its operations on an unleveraged basis before the effects of non-cash depreciation and amortization expense. By excluding interest expense, adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. The Company considers adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries. As a liquidity measure, the Company believes that adjusted EBITDA helps fixed income and equity investors to analyze its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. Management uses adjusted EBITDA in the same manner as the Company expects investors to when measuring the Company’s operating performance and liquidity; specifically when assessing its operating performance, and comparing that performance to other companies, both in the real estate industry and in other industries, and when evaluating its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. The Company believes investors should consider adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of the performance of its assets between periods and as against other companies. By excluding interest, taxes, depreciation and amortization when assessing the Company’s financial performance, an investor is assessing the earnings generated by the Company’s operations, but not taking into account the eliminated expenses incurred in connection with such operations. As a result, adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. Adjusted EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for working capital, capital expenditures or contractual commitments. Adjusted EBITDA also does not reflect the cash required to make interest and principal payments on the Company’s outstanding debt. While adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of adjusted EBITDA may not be comparable to EBITDA reported by other companies.

Company’s share of total debt. The Company’s share of total debt is the pro rata portion of the total debt based on its percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company believes that its share of total debt is a meaningful supplemental measure, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. In addition, it allows for a more meaningful comparison of its debt to that of other companies that do not consolidate their joint ventures. The Company’s share of total debt is not intended to reflect its actual liability should there be a default under any or all of such loans or a liquidation of the joint ventures.

Interest coverage. The Company uses interest coverage to measure its liquidity. The Company considers interest coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company’s ability to meet its interest payments on outstanding debt. The Company’s computation of interest coverage may not be comparable to interest coverage reported by other companies.

Fixed charge coverage. The Company uses fixed charge coverage to measure its liquidity. The Company considers fixed charge coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company’s ability to meet its interest payments on outstanding debt, make distributions to its preferred unitholders and pay dividends to its preferred shareholders. The Company’s computation of fixed charge coverage may not be comparable to fixed charge coverage reported by other companies.

Funds From Operations (“FFO”). The Company believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, the Company considers funds from operations, or FFO, as defined by NAREIT, to be a useful supplemental measure of its operating performance. FFO is defined as net income, calculated in accordance with GAAP, less gains (or losses) from dispositions of real estate held for investment purposes and real estate-related depreciation, and adjustments to derive the Company’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Further, the Company does not adjust FFO to eliminate the effects of non-recurring charges. The Company believes that FFO, as defined by NAREIT, is a meaningful supplemental measure of its operating performance because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expenses. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. The Company believes that the use of FFO, combined with the required GAAP presentations, has been beneficial in improving the understanding of operating results of real estate investment trusts among the investing public and making comparisons of operating results among such companies more meaningful. The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help the investing public compare the operating performance of a company’s real estate between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered as an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does.

Net Operating Income (“NOI”). Net operating income is defined as rental revenue, including reimbursements, less property operating expenses, which excludes depreciation, amortization, general and administrative expenses and interest expense. The Company considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of the real estate portfolio. However, NOI should not be viewed as an alternative measure of financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, capital expenditures and leasing costs, or trends in development and construction activities that could materially impact results from operations. Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI.

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call

AMB PROPERTY CORPORATION CONTACTS

Contact Name	Title	Phone	E-mail address
Hamid R. Moghadam	Chairman & Chief Executive Officer	(415) 733-9401	hmoghadam@amb.com

W. Blake Baird	President and Director	(415) 733-9407	bbaird@amb.com

Michael A. Coke	EVP, Chief Financial Officer	(415) 733-9405	mcoke@amb.com

Bruce H. Freedman	EVP, Real Estate Operations	(617) 619-9301	bfreedman@amb.com

David S. Fries	EVP, Strategic Initiatives & Corporate Affairs Chairman, AMB China, Ltd.	+86 (0)21 2402 8886	dfries@amb.com

Guy F. Jaquier	EVP, Chief Investment Officer	(415) 733-9406	gjaquier@amb.com

Eugene F. Reilly	EVP, Development	(617) 619-9333	ereilly@amb.com

John T. Roberts, Jr.	President, AMB Capital Partners	(415) 733-9408	jroberts@amb.com

Lauren L. Barr	VP, Corporate Communications	(415) 733-9477	lbarr@amb.com

Evaleen G. Andamo	Director, Investor Relations	(415) 733-9565	eandamo@amb.com

Corporate Headquarters	Other Principal Office Locations	Investor Relations
AMB Property Corporation	Amsterdam Los Angeles	Tel: (877) 285-3111 (toll-free)
Pier 1, Bay 1	Boston Shanghai	Fax: (415) 394-9001
San Francisco, CA 94111	Chicago Tokyo	E-mail: ir@amb.com
Tel: (415) 394-9000		Website: www.amb.com
Fax: (415) 394-9001

Some of the information included in this supplemental analyst package and the conference call to be held in connection therewith contains forward-looking statements, such as those related to development and renovation projects (including stabilization dates, square feet at stabilization or completion, and total investment amounts), lease expirations and future business plans (such as property divestitures), which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws, risks related to doing business internationally and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Risks” and elsewhere in our most recent annual report for the year ended December 31, 2003 in Amendment No. 2 on Form 10-K/A.